CONSENT OF EXPERT

Les Galbraith, P.Eng.
Suite 1400 - 750 West Pender Street
Vancouver, B.C.
Canada

US Securities and Exchange Commission

Re Northern Dynasty Minerals Ltd. - 20F Filing for the Fiscal year ended December 31, 2004

I, Les Galbraith, P.Eng., hereby certify that I have read the disclosure in connection with the Pebble property contained in the subject 20F and hereby consent to the reference to Knight Piésold Ltd. as a named expert in the written disclosure in the Form 20F of Northern Dynasty Minerals Ltd.

Dated this 8th day of April, 2005.

/s/ Les Galbraith
Les Galbraith, P.Eng.
Knight Piésold Ltd.